UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2026

REPLIGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14656	04-2729386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street Waltham, Massachusetts	02453
(Address of principal executive offices)	(Zip Code)

(781) 250-0111

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 6, 2026, Repligen Corporation, a Delaware corporation (“Repligen”), completed its previously announced acquisition of BioLife Solutions, Inc., a Delaware corporation (“BioLife”), pursuant to the Agreement and Plan of Merger, dated as of July 21, 2026 (the “Merger Agreement”), by and among Repligen, Bravo Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Repligen (“Merger Sub 1”), Bravo Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Repligen (“Merger Sub 2”), and BioLife.

Pursuant to the Merger Agreement, on October 6, 2026, Merger Sub 1 merged with and into BioLife (the “First Merger”), with BioLife surviving the First Merger as a direct, wholly owned subsidiary of Repligen, and immediately following the First Merger, BioLife merged with and into Merger Sub 2 (the “Second Merger,” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a direct, wholly owned subsidiary of Repligen.

The Merger Agreement and the transactions contemplated thereby, including the Mergers, were previously described in the Registration Statement on Form S-4 of Repligen (Registration No. 333-298546), in the form in which it was declared effective by the Securities and Exchange Commission (the “SEC”) on September 4, 2026 and the definitive proxy statement of BioLife, dated as of and filed with the SEC on September 4, 2026 (as supplemented, the “Proxy Statement”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the First Merger (the “First Merger Effective Time”), each share of BioLife’s common stock, par value $0.001 per share (“BioLife Common Stock”), issued and outstanding immediately prior to the First Merger Effective Time (other than (i) any shares that were held by BioLife in treasury or owned by Repligen, Merger Sub 1 or Merger Sub 2 and (ii) shares with respect to which appraisal rights were properly exercised and perfected, and were not withdrawn, in accordance with Delaware law) converted automatically into the right to receive (A) 0.1442 validly issued, fully paid and nonassessable shares of Repligen common stock (such shares of Repligen common stock, the “Stock Consideration”) and (B) $11.25 in cash, without interest (the “Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”). No fractional shares of Repligen common stock were issued in the Mergers, and stockholders of BioLife received cash in lieu of any fractional shares as part of the Merger Consideration, as specified in the Merger Agreement.

Immediately prior to the First Merger Effective Time:

•

options to acquire shares of BioLife Common Stock (“BioLife Options”) outstanding immediately prior to the First Merger Effective Time, whether vested or unvested, became fully vested and were cancelled in exchange for a payment to the holder thereof in shares of BioLife Common Stock equal to (i) the number of shares of BioLife Common Stock subject to such BioLife Options minus (ii) a number of any shares of BioLife Common Stock equal in value to the aggregate exercise price thereof (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof);

•

awards of restricted stock units of BioLife that were subject solely to time-based vesting (“BioLife RSUs”) outstanding immediately prior to the First Merger Effective Time were accelerated, vesting in full, and were settled and paid to the holder thereof in shares of BioLife Common Stock (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof);

•

awards of restricted stock units of BioLife that were subject to performance-based vesting (“BioLife PSUs”) outstanding immediately prior to the First Merger Effective Time were accelerated, vesting in full, and were settled and paid to the holder thereof in shares of BioLife Common Stock (assuming the greater of target or actual (measured as of the latest practicable date prior to the First Merger Effective Time) achievement of the applicable performance goals and net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof); and

•

awards of outstanding unvested restricted stock of BioLife (“BioLife RSAs”) were accelerated, vesting in full, and were released to the holder thereof in shares of BioLife Common Stock (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof).

All shares of BioLife Common Stock issuable pursuant to the BioLife Options, BioLife RSUs, BioLife PSUs and BioLife RSAs as provided above converted automatically into the right to receive the Merger Consideration as of the First Merger Effective Time.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Repligen or BioLife or to modify or supplement any factual disclosures about Repligen or BioLife in their public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Repligen and BioLife made solely for the purposes of the Merger Agreement, which may be subject to important qualifications and limitations agreed to by Repligen and BioLife in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, and may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to Repligen’s or BioLife’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Item 7.01. Regulation FD Disclosure.

As a result of the Mergers, BioLife has ceased to exist as a separate legal entity and therefore no longer fulfills the listing requirements of The Nasdaq Capital Market (“Nasdaq”). In connection with the consummation of the Mergers, on October 5, 2026, BioLife notified Nasdaq that it anticipates that the Mergers will close prior to the opening of trading on October 6, 2026, and requested that Nasdaq (i) halt the trading of BioLife Common Stock following closing of the after-market trading session at or about 8:00 p.m., Eastern Time, on October 5, 2026, (ii) subject to BioLife’s confirmation of closing of the Mergers on October 6, 2026, suspend trading of BioLife Common Stock as of the close of business on October 6, 2026, and (iii) subject to BioLife’s confirmation of closing of the Mergers on October 6, 2026, file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of BioLife Common Stock from Nasdaq and to deregister BioLife Common Stock under Section 12(b) of the Exchange Act. As a result, BioLife Common Stock will not continue to be listed on Nasdaq. On October 6, 2026, BioLife notified Nasdaq that the Mergers had closed.

On October 6, 2026, Repligen issued a press release announcing the closing of the transactions described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, BioLife intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 with respect to BioLife Common Stock requesting the deregistration of BioLife Common Stock under Section 12(g) of the Exchange Act and the corresponding immediate suspension of BioLife’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to BioLife since it no longer exists as a public company.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

If required, Repligen intends to file financial statements pursuant to Item 9.01(a) in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

If required, Repligen intends to file pro forma financial information pursuant to Item 9.01(b) in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated July 21, 2026, by and among BioLife Solutions, Inc., Repligen Corporation, Bravo Merger Sub I, Inc., and Bravo Merger Sub II, LLC (incorporated herein by reference to Exhibit 2.1 to Repligen Corporation’s Current Report on Form 8-K filed on July 22, 2026).

99.1	Press Release, dated October 6, 2026 (furnished herewith).

104	Cover Page Interactive Data File (formatted as inline XBRL document).

*

Portions of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Repligen will furnish copies of any omitted exhibits and schedules to the SEC upon its request; provided, that Repligen may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: October 6, 2026	By:	/s/ Olivier Loeillot
	Name:	Olivier Loeillot
	Title:	Chief Executive Officer